 Exhibit 10.1

VACCINOGEN, INC.

SUBSCRIPTION AGREEMENT

(For Non U.S. Subscribers)

The undersigned (hereinafter “Subscriber”) hereby confirms his/her/its subscription for the purchase of units (“Units”) of Vaccinogen, Inc., a Maryland corporation (the “Company”), on the terms described below, with each Unit consisting of:

(a)           One share (the “Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”);

(b)           a warrant (collectively, the “Warrants”) to purchase, at any time prior to the fifth anniversary of the date of issuance of the Warrant (subject to mandatory exercise), 0.3 shares of Common Stock at the exercise price of $6.05 per whole share of Common Stock (the “Warrant Exercise Price”). The shares of Common Stock underlying each Warrant are referred to herein as the “Warrant Shares.”

Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Company’s Amended and Restated Private Placement Memorandum Supplement, dated January 29, 2014, as supplemented by Supplement No. 1 dated April 7, 2014 as supplemented by Supplement No. 2 dated August 20, 2014 (as amended or supplemented, and together with all documents and exhibits thereto, the “Memorandum”). The Units, the Shares, the Adjustment Shares (as defined in Section 1(d) below), the Warrants and the Warrant Shares are sometimes referred to collectively herein as the “Securities.”

In connection with this subscription, Subscriber and the Company agree as follows:

1.           Purchase and Sale of the Units; Issuance of Adjustment Shares.

(a)           The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, a number of Units at a price equal to $5.50 per Unit (the “Unit Price”) and for the aggregate subscription amount set forth on the signature page hereto. The form of Warrant is as annexed to the Memorandum. Upon acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber a share certificate and a warrant certificate evidencing the applicable number of Shares and Warrants subscribed for against payment in U.S. Dollars of the Purchase Price (as defined below).

(b)           Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price (the “Purchase Price”) set forth on the signature page hereof required to purchase the Units subscribed for hereunder which amount has been paid in U.S. Dollars by cash, wire transfer or check, subject to collection, to the order of “Vaccinogen, Inc.”

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(c)           Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company of up to 5,600,000 Units, which offering is being made on a “best efforts” basis (the “Offering”). During the Offering Period, funds will be held in an account established by the Company and released at the discretion of the Company from time to time. If a subscription is not accepted, whether in whole or in part, the subscription funds held therein will be returned to the investor without interest or deduction.

(d)           The Company will also issue to each Subscriber, for no additional consideration, such number of shares of Common Stock equal to the difference between (1) the number of shares of our Common Stock that would have been issued to purchaser if the per-Unit purchase price for such shares had been equal to $5.35 (the Market Price on October 31, 2013, the effective date of our first S-1 registration statement) and (2) the number of shares of the Common Stock issuable to (y) the number of Shares issuable to Subscriber upon the closing of sale of Units to Subscriber pursuant to Section 1(a) above (the “Adjustment Shares”).

“Market Price,” as of any date, (i) means the average of the last reported sale prices for the shares of Common Stock on the OTC Markets for the five (5) Trading Days immediately preceding such date as reported by Bloomberg, or (ii) if the OTC Markets is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period as reported by Bloomberg, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined in good faith by (a) the Board of Directors of the Company or, at the option of a majority-in-interest of the holders of the outstanding Shares by (b) an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the corporation. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

2.           Covenants, Representations and Warranties of Subscriber. Subscriber covenants with, and represents and warrants to, the Company as follows:

(a)           The Confidential Purchaser Questionnaire has been completed, signed and delivered to the Company by the Subscriber and is, as of the date hereof, true, complete, and correct in all respects.

(b)           Subscriber has been advised that the Securities have not been registered under the 1933 Act or applicable state securities laws and that the Securities are being offered and sold pursuant to Regulation D and/or Regulation S under the Securities Act of 1933, as amended (the “1933 Act”) and that the Company’s reliance upon Regulation D and/or Regulation S is predicated in part on the Subscriber’s representations as contained herein.

(c)           Subscriber is not a U.S. Person (as defined in Regulation S) and is not an affiliate of the Company (as defined in Regulation S). At the time of the origination of contact concerning this Subscription Agreement, and at the date of execution and delivery of this Subscription Agreement, the Subscriber was outside the United States, its territories and possessions.

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(c)           Subscriber is an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act.

(d)           Subscriber further represents the address set forth on the signature pages to this Subscription Agreement and in the Confidential Purchaser Questionnaire is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to resale or distribution; and Subscriber has not formed any entity for the purpose of purchasing the Securities.

(e)           Subscriber acknowledges and understands that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing of the Securities made in full compliance with all applicable provisions of the 1933 Act, the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.

(f)           Subscriber:

(1)           will not, during the period commencing on the date of purchase and ending on the date one year after the date of purchase or such shorter period as may be permitted by Regulation S under the 1933 Act (the “Restricted Period”), offer or sell the Securities in the United States, its territories or possessions, or to a U.S. Person or for the account or benefit of a U.S. Person (other than distributors), other than in accordance with Rules 903 or 904 of Regulation S under the 1933 Act;

(2)           will, after the expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the 1933 Act or an available exemption therefrom and, in any case, in accordance with applicable state and foreign securities laws; and

(3)           will not to engage in hedging transactions with regard to the Securities.

(g)           Subscriber acknowledges the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available.

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(h)           Neither the Subscriber, its affiliates or any person acting on behalf of the Subscriber or any such affiliates has engaged, or will engage, in any Directed Selling Efforts (as defined in Regulation S under the 1933 Act) with respect to the Shares or any distribution, as that term is used in the definition of Distributor in Regulation S under the 1933 Act, with respect to the Shares.

(i)           Neither the Company nor any person acting on its behalf made to Subscriber or any person acting on its behalf in the United States any statement conveying a purpose or intent to sell the Securities to Subscriber. The person executing this agreement on behalf of the Subscriber was outside the United States, its territories, and possessions at the time of such execution.

(j)           Neither Subscriber, any affiliate of Subscriber, nor any person acting on their behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities.

(k)           The transactions contemplated by this Subscription Agreement:

(1)           have not been pre-arranged with a purchaser located in the United States, its territories or possessions, or who is a U.S. Person; and

(2)           are not part of a plan or scheme to evade the registration provisions of the 1933 Act.

(l)           Subscriber is purchasing the Shares for its own account for the purpose of investment and not (A) with a view to, or for sale in connection with, any distribution thereof, or (B) for the account or on behalf of any U.S. Person.

(m)           Subscriber is not an entity or group that has been formed principally for the purpose of investing in securities not registered under the 1933 Act.

(o)           If Subscriber offers and sells the Securities during the Restricted Period, then it will do so only: (a) in accordance with the provisions of Regulation S; (b) pursuant to registration of the Securities under the 1933 Act; or (c) pursuant to an available exemption from the registration requirements of the 1933 Act

(p)           Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any person acting on its behalf. Subscriber has received and reviewed the Memorandum, and all the information, both written and oral, that it desires. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review: (i) copies of all of the Company’s publicly available documents, and (ii) all information, both written and oral, it desires with respect to the Company’s business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigations and the information furnished pursuant to this paragraph. Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and Subscriber has not relied on any other representations or information.

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(q)           Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(r)           Subscriber has carefully considered and has discussed with the Subscriber’s professional legal, tax, accounting and financial advisors, to the extent Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber. Subscriber relies solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liabilities which may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

(s)           the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to the applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(1)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

(2)	applicable resale restrictions;

(t)           the Subscriber:

(1)           is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Shares,

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(2)           is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(3)           acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Shares, and

(4)           represents and warrants that the acquisition of the Shares by the Subscriber does not trigger:

A.           any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.           any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

C.           the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (2), (3) and (4) above to the satisfaction of the Company, acting reasonably;

(u)           Neither this Subscription Agreement nor the Confidential Purchaser Questionnaire contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(v)           There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s properties before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

(w)           The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Securities will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber’s articles of incorporation or bylaws or other governing documents, if applicable, or any of Subscriber’s material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.

(x)           Subscriber acknowledges the Securities are speculative and involve a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of his/her/its investment.

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(y)           Subscriber acknowledges he/she/it has carefully reviewed and considered the risk factors discussed in the “Risk Factors” section of the Memorandum prior to making an investment decision.

(z)           Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.

(aa)           Subscriber understands any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefore shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, EXERCISED SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER SAID ACT OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED”

(bb)           Because of the restrictions imposed on resale, Subscriber understands the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company’s intention to do so. Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the 1933 Act.

(cc)           Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision.

(dd)           Subscriber represents: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford the complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

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(ee)           Subscriber understands the Company shall have the unconditional right to accept or reject each subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds). No subscription will be binding upon the Company until accepted by an authorized officer of the Company. In the event the subscription is rejected, Subscriber’s subscription funds will be returned without interest thereon or deduction therefrom.

(ff)           Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in the Memorandum and this Subscription Agreement.

(gg)           Subscriber represents that Subscriber is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.

(hh)           Subscriber has carefully read this Subscription Agreement, the Warrant, and the Memorandum, and Subscriber has accurately completed the Confidential Purchaser Questionnaire which accompanies this Subscription Agreement.

(ii)           No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities, Subscriber is not relying upon any representations other than those contained in the Memorandum or in this Subscription Agreement.

(jj)           Subscriber represents and warrants, to the best of its knowledge, that other than set forth in the Memorandum, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

(kk)           Subscriber represents and warrants that Subscriber: (i) has not distributed or reproduced the Memorandum, in whole or in part, at any time, without the prior written consent of the Company; and (ii) for three (3) years from the date hereof will keep confidential the existence of the Memorandum and the information contained therein or made available in connection with any further investigation of the Company and not use the information about the Company for any other purpose.

(ll)           If Subscriber is a trust, this investment, together with all other securities of the Company held by the trust, does not exceed 10% of the trust assets.

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3.           Covenants, Representations and Warranties of the Company. The Company covenants with, and represents and warrants to, Subscriber as follows:

(a)           The Company is duly organized and validly exists as a corporation in good standing under the laws of the State of Maryland.

(b)           The Company has all such corporate power and authority to enter into, deliver and perform this Subscription Agreement and the Warrant.

(c)           All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement and the Warrant by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Subscription Agreement and the Warrant. This Subscription Agreement and the Warrant have been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(d)           As of the date hereof, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or to the Company's knowledge threatened, with respect to the Company, or its respective operations, businesses, properties, or assets, except as properly described in the Memorandum or such as individually or in the aggregate do not now have and will not, to the best knowledge of the Company, in the future have a material adverse effect upon the operations, business, properties or assets of the Company. The Company is not, nor as of each Closing Date shall be, in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as properly described in the Memorandum or such as individually or in the aggregate do not have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

(e)           To its best knowledge, the Company has not infringed, is not infringing, nor has received notice of any claim that the Company has infringed with respect to asserted intellectual property rights (including, without limitation, copyright, patent, trademark, trade dress, service mark and any other intellectual property rights) of others. To the best knowledge of the Company, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company, materially infringe upon any like right of any other person or entity. The Company: (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions of any kind whatsoever, sufficient patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, to conduct its business as presently conducted except as set forth in the Memorandum, and (ii) except as set forth in the Memorandum, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise. The Company has direct ownership of title to all its intellectual property (including all United States and foreign patent applications and patents), other proprietary rights, confidential information and know-how.

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(f)           The Units (and component parts) and the Adjustment Shares to be issued and sold to the undersigned as provided in the Memorandum and in this Subscription Agreement have been duly authorized and when issued and delivered against payment therefor, will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Memorandum. The Warrants are exercisable for Common Stock and the shares of Common Stock issuable upon exercise of the Warrants have been duly authorized and when issued and delivered upon exercise and due payment therefor will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Memorandum; and, except as set forth in the Memorandum, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of Common Stock issuable to Subscriber (whether issued directly as part of the Units, upon exercise of the Warrants or issuance of the Adjustment Shares) pursuant to the Company's certificate of incorporation or by-laws or any agreement or other outstanding instrument to which the Company is a party or is otherwise known to the Company. The Company has reserved sufficient shares of Common Stock to be issued upon exercise of the Warrants and for issuance of the Adjustment Shares.

4.           Indemnification. Subscriber agrees to indemnify and hold harmless the Company and its officers, directors, employees, shareholders, agents representatives and affiliates, and any person acting on behalf of the Company, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription.

5.           Patriot Act Compliance. (Terms used in this section are defined in paragraph (d) below.)

To induce the Company to accept the undersigned’s investment, the undersigned hereby makes the following representations, warranties and covenants to the Company:

(a)           The undersigned represents and warrants that no holder of any beneficial interest in the undersigned’s equity securities of the Company (each a “Beneficial Interest Holder”) and, no Related Person (in the case the undersigned is an entity) is or will be:

(1)	A person or entity whose name appears on the list of specially designated nationals and blocked persons maintained by the Office of Foreign Asset Control from time to time;

(2)	A Foreign Shell Bank; or

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(3)	A person or entity resident in or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction.

(b)           The undersigned represents that the bank or other financial institution (the “Wiring Institution”) from which the undersigned’s funds will be wired is located in a FATF Country.

(c)           The undersigned represents that:

(1)	Neither it, any Beneficial Interest Holder nor any Related Person (in the case of the undersigned is an entity) is a Senior Foreign Political Figure, any member of a Senior Foreign Political Figure’s Immediate Family or any Close Associate of a Senior Foreign Political Figure;

(2)	Neither it, any Beneficial Interest Holder nor any Related Person (in the case the undersigned is an entity) is resident in, or organized or chartered under the laws of, a jurisdiction designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns; and

(3)	Its investment funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

(d)           Definitions:

Close Associate: With respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

FATF: The Financial Action Task Force on Money Laundering.

FATF Country: A country that is a member of FATF. As of September 1, 2003, the countries which are members of FATF are: Argentina; Australia; Austria; Belgium; Brazil; Canada; Denmark; Finland; France; Germany; Greece; Hong Kong; Iceland; Ireland; Italy; Japan; Luxembourg; Mexico; Kingdom of the Netherlands; New Zealand; Norway; Portugal; Singapore; South Africa; Spain; Sweden; Switzerland; Turkey; United Kingdom and United States. For a current list of FATF members see http://www1.oecd.org/fatf/Members_en.htm.

Foreign Bank: An organization which (i) is organized under the laws of a country outside the United States; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

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Foreign Shell Bank: A Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

Government Entity: Any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

Immediate Family: With respect to a Senior Foreign Political Figure, typically includes the political figure’s parents, siblings, spouse, children and in-laws.

Non-Cooperative Jurisdiction: Any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. See http://www1.oecd.org/fatf/NCCT_en.htm for FATF’s list of non-cooperative countries and territories.

Physical Presence: A place of business maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis; (b) maintains operating records related to its banking activities; and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

Publicly Traded Company: An entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a Non-Cooperative Jurisdiction or a wholly-owned subsidiary of such an entity.

Qualified Plan: A tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer organized in the U.S. or is a U.S. Government Entity.

Regulated Affiliate: A Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union or Foreign Bank.

Related Person: With respect to any entity, any interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a Publicly Traded Company or a Qualified Plan, the term “Related Person” shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Traded Company and beneficiaries of such Qualified Plan.

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Senior Foreign Political Figure: A senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

USA PATRIOT Act: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001 (Pub. L. No. 107-56).

6.           Independent Nature of Subscriber’s Obligations and Rights. The obligations of the Subscriber under this Agreement and any other documents delivered in connection herewith and therewith (collectively, the “Transaction Documents”) are several and not joint with the obligations of any other purchaser of Units, and the Subscriber is not responsible in any way for the performance of the obligations of any other purchaser of Units under any Transaction Document. The decision of the Subscriber to purchase Units pursuant to the Transaction Documents has been made by the Subscriber independently of any other purchaser of Units. Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of Units pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Units are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Subscriber acknowledges that no other purchaser of Units has acted as agent for the Subscriber in connection with making its investment hereunder and that no other purchaser of Units will be acting as agent of the Subscriber in connection with monitoring its investment in the Units or enforcing its rights under the Transaction Documents. The Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of Units to be joined as an additional party in any proceeding for such purpose.

7.           Miscellaneous.

(a)           Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b)           Subscriber agrees that Subscriber cannot cancel, terminate or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors and permitted assigns.

(c)           Subscriber has read and accurately completed this entire Subscription Agreement and Memorandum.

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(d)           This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

(f)           Subscriber acknowledges it has been advised to consult with his/her/its own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate. Subscriber understands and agrees that Subscriber has not been represented in this transaction by counsel to the Company.

(g)           Any notice or other document required or permitted to be given or delivered to the Subscriber shall be in writing and sent: (i) by registered or certified mail with return receipt requested (postage prepaid) or (ii) by a recognized overnight delivery service (with charges prepaid).

If to the Company, at:

Vaccinogen, Inc.

5300 Westview Drive, Suite 406

Frederick, MD 21703

Tel No.: 301-668-8400

Facsimile No.: 301-631-2970

Email: atussing@vaccinogeninc.com

Attention: Andrew L. Tussing

If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as it shall have specified to the Company in writing.

(h)           Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(i)           This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Maryland, as such laws are applied by the Maryland courts except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber, the Subscriber’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

(j)           Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in state or federal courts located in County of Frederick, State of Maryland (the “Maryland Courts”). The parties hereto hereby: (i) waive any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consent to the jurisdiction of the applicable Maryland Court in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Maryland Courts and agree that service of process upon a party mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

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(k)           If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform to such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(l)            The parties understand and agree money damages would not be a sufficient remedy for any breach of the Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(m)           All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(n)            This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Signature Pages Follow]

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Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$______________________($5.50 per Unit)
Purchase Price	Number of Units

Print or Type Name	Print or Type Name (Joint-owner)

Signature	Signature (Joint-owner)

Date	Date (Joint-owner)

Taxpayer Identification Number	Taxpayer Identification Number (Joint-owner)

Address	Address (Joint-owner)

Telephone Number	Telephone Number

Fax Number	Fax Number

E-mail Address	E-mail Address

Type of Ownership

☐	Individual
☐	Tenants in common
☐	Joint tenants with right of survivorship
☐	Community property (check only if resident of community property state)
☐	Other (please specify:____________________)

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Wiring Instructions:

Bank Name:
ABA #:
Tel Number:
Address:
Acct #:
Swift Code:
Acct. Name:
Reference:

17

Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$ ______________________($5.50 per Unit)
Total Purchase Price	Number of Units

Print or Type Name of Entity

Address

Telephone Number

Fax Number

Email Address

Taxpayer I.D. No. (if applicable)	Date

By:
Signature:	Name:	Print or Type Name and Indicate
	Title:	Title or Position with Entity

Signature (other authorized signatory)	Print or Type Name and Indicate
Title or Position with Entity

Type of Ownership

☐	Individual
☐	Tenants in common
☐	Joint tenants with right of survivorship
☐	Community property (check only if resident of community property state)
☐	Other (please specify:____________________)

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All subscriptions from partnerships, corporations, trusts or limited liability companies must be accompanied by resolutions of the appropriate corporate authority (board of directors, trustee or managing partner or members, as applicable) and trust documents evidencing the authorization and power to make the subscription.

Wiring Instructions:

Bank Name:
ABA #:
Tel Number:
Address:
Acct #:
Acct. Name:
Reference:

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SUBSCRIPTION ACCEPTANCE BY VACCINOGEN, INC.

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

Vaccinogen, Inc.

By:
Name:
Title:

Date: _______________________, 2014

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